EXHIBIT 99.1

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                              FIRST AMENDMENT TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                          dated as of January 7, 2005

                                     among

                        ADVANCED MEDICAL OPTICS, INC.,
                               as the Borrower,

                         CERTAIN OF ITS SUBSIDIARIES,
                              as the Guarantors,

                     MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Syndication Agent,

                          JPMORGAN CHASE BANK, N.A.,
                                  US BANK and
                        UNION BANK OF CALIFORNIA, N.A.,
                          as Co-Documentation Agents,

                            BANK OF AMERICA, N.A.,
                  as Administrative Agent, Swing Line Lender,
               Foreign Currency Fronting Lender and L/C Issuer,

                                      and

                        The Other Lenders Party Hereto




               _______________________________________________

                      BANC OF AMERICA SECURITIES LLC AND
                     MORGAN STANLEY SENIOR FUNDING, INC.,
                as Joint Lead Arrangers and Joint Book Runners
               _______________________________________________


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                              FIRST AMENDMENT TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT to Second Amended and Restated Credit Agreement (this "Amendment") dated as of January 7, 2005 is by and among Advanced Medical Optics, Inc., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H

         WHEREAS, a credit facility was established in favor of the Borrower pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of June 25, 2004 among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as amended, modified and supplemented from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. First Amendment Effective Date Amendments. On the First Amendment Effective Date (as defined in Section 1(q) below), the Credit Agreement is amended in the following respects:

                  (a) The first sentence of the definition of "Applicable Rate" in Section 1.01 is hereby amended to read as follows:

                           "Applicable Rate" means, (a) with respect to
                  Revolving Credit Loans, Swing Line Loans, Foreign Currency Fronting Loans, commissions on Letters of Credit and the Commitment Fee, a percentage per annum equal to, from time to time, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth below:

                                Applicable Rate
                                ---------------

                                                Eurocurrency
                                                   Rate
                      Consolidated Total          Letter of   Base    Commitment
 Pricing Level          Leverage Ratio             Credit     Rate      Fee
 --------------   ----------------------------  ------------  -----   ----------

       1          Equal to or                        2.75%     1.75%      0.50%
                  greater than 4.50:1
       2          Equal to or greater than           2.25%     1.25%      0.50%
                  4.00:1 and less than 4.50:1
       3          Equal to or greater than           2.00%     1.00%      0.50%
                  3.50:1 and less than 4.00:1
       4          Equal to or greater than           1.75%     0.75%      0.375%
                  2.00:1 and less than 3.50:1
       5          Less than 2.00:1                   1.50%     0.50%      0.375%

                  and (b) with respect to the Term Loan, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 2.00% and (ii) for Base Rate Loans, 1.00%; provided, however, if the Administrative Agent receives evidence (including a letter or other public disclosure from a rating agency) reasonably satisfactory to the Administrative Agent demonstrating that the Borrower's senior secured non-credit enhanced debt is rated BB- or higher with a stable outlook by S&P and Ba3 or higher with a stable outlook by Moody's, the Applicable Rate with respect to the Term Loan (x) for Eurocurrency Rate Loans shall be reduced to 1.75% and (y) for Base Rate Loans shall be reduced to 0.75%, such reduction to effective on the date five (5) Business Days after the date the Administrative Agent receives such evidence.

                  (b) The definition of "Availability Period" in Section 1.01 is hereby amended to read as follows:

                           "Availability Period" means (a) with respect to the
                  Revolving Credit Commitments, the period from and including the Closing Date to the earliest of (i) the day immediately preceding the Maturity Date, (ii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 2.07, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02 and (b) with respect to the Delayed Draw Term Loan Commitments, the period from and including the First Amendment Effective Date to the earlier of (i) June 30, 2005, (ii) the date that the portion of the Term Loan available under the Delayed Draw Term Loan Commitments has been funded to the Borrower and (iii) the date the Delayed Draw Term Loan Commitments are terminated pursuant to Section 2.07(f) or Section 9.02.

                  (c) The definition of "Borrowing" in Section 1.01 is hereby amended to read as follows:

                           "Borrowing" means a borrowing consisting of
                  simultaneous Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Appropriate Lenders pursuant to Section 2.01.

                  (d) The definition of "Cash Equivalents" in Section 1.01 is hereby amended by replacing both references to "$2,000,000" therein with references to "$10,000,000".

                  (e) Clause (c) of the definition of "Change of Control" in
         Section 1.01 is hereby amended to read as follows:

                           (c) [Reserved];

                  (f) Clause (a)(vi) of the definition of "Consolidated EBITDA" in Section 1.01 is hereby amended to read as follows:

                  (vi) (A) the cash charges related to the conversion of the Existing Convertible Senior Subordinated Notes into Equity Interests and the cash charges related to the conversion of the 2004 Convertible Senior Subordinated Notes into Equity Interests, provided that such cash charges do not exceed $35,000,000 in the aggregate for such period or any future period and (B) the non-cash charges related to the conversion of the Existing Convertible Senior Subordinated Notes into Equity Interests and non-cash charges related to the conversion of the 2004 Convertible Senior Subordinated Notes into Equity Interests, provided that such non-cash charges do not exceed $130,000,000 in the aggregate for such period or any future period,

                  (g) Clause (a) of the definition of "Consolidated Interest Charges" in Section 1.01 is hereby amended to read as follows:

                           (a) all interest, premium payments, debt discount,
                  fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest expense in accordance with GAAP, whether or not paid in cash during such period (excluding (A) those certain cash charges related to the conversion of the Existing Convertible Senior Subordinated Notes into Equity Interests and the cash charges related to the conversion of the 2004 Convertible Senior Subordinated Notes into Equity Interests, provided that such cash charges do not exceed $35,000,000 in the aggregate for such period or any future period and (B) those certain non-cash charges related to the conversion of the Existing Convertible Senior Subordinated Notes into Equity Interests and non-cash charges related to the conversion of the 2004 Convertible Senior Subordinated Notes in to Equity Interests, provided that such non-cash charges do not exceed $130,000,000 in the aggregate for such period or any future period), and

                  (h) Clause (h) of the definition of "Excess Cash Flow" in
         Section 1.01 is hereby amended to read as follows:

                           (h) cash charges made during such period related to
                  the conversion of the Existing Convertible Senior Subordinated Notes and the 2004 Convertible Senior Subordinated Notes,

                  (i) The definition of "Extraordinary Receipt" in Section
         1.01 is hereby amended to read as follows:

                           "Extraordinary Receipt" means any proceeds of
                  insurance (including, without limitation, any key man life insurance but excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and condemnation awards (and payments in lieu thereof) received by or paid to or for the account of any Person not in the ordinary course of business.

                  (j) The definition of "Fee Letter" in Section 1.01 is hereby amended to read as follows:

                           "Fee Letter" means the letter agreement dated
                  December 3, 2004 among the Borrower, Morgan Stanley, Bank of America and BAS, as amended.

                  (k) The first sentence of the definition of "Pro Forma Basis" in Section 1.01 is hereby amended to read as follows:

                           "Pro Forma Basis" means, for purposes of calculating
                  the financial covenants set forth in Section 8.11(a), (b) and
                  (d) (including for purposes of determining the Applicable
                  Rate), that any Disposition or Acquisition shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b).

                  (l) The last sentence of the definition of "Pro Rata Share" in Section 1.01 is hereby amended to read as follows:

                           The initial Pro Rata Share of each Term Loan Lender
                  with respect to the Initial Term Loan and the Delayed Draw Term Loan Commitment is set forth opposite such Term Loan Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Term Loan Lender becomes a party hereto, as applicable.

                  (m) The definition of "Required Lenders" in Section 1.01 is hereby amended to read as follows:

                           "Required Lenders" means, as of any date of
                  determination, (a) Lenders holding in the aggregate more than 50% of the Revolving Credit Commitments and the outstanding Term Loan (and during the Availability Period, with respect to the Term Loan, without duplication, the Delayed Draw Term Loan Commitments) or (b) if the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or otherwise, Lenders holding in the aggregate more than 50% of the Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender's risk participation and funded participation in L/C Obligations, Foreign Currency Fronting Loans and Swing Line Loans being deemed "held" by such Lender for purposes of this definition) and the outstanding Term Loan (and during the Availability Period, with respect to the Term Loan, without duplication, the Delayed Draw Term Loan Commitments); provided that the Commitment of, and the portion of the Revolving Credit Outstandings and the portion of the outstanding Term Loan (and during the Availability Period, with respect to the Term Loan, without duplication, the Delayed Draw Term Loan Commitments) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

                  (n) The definition of "Syndication Agents" in Section 1.01 is hereby deleted in its entirety and replaced with the following definition of "Syndication Agent":

                           "Syndication Agent" means Morgan Stanley.

                  (o) The definition of "Term Loan" in Section 1.01 is hereby amended to read as follows:

                           "Term Loan" means the collective reference to the
                  Initial Term Loan and the Delayed Draw Term Loan.

                  (p) The definition of "Term Loan Commitment" in Section 1.01 is hereby deleted in its entirety.

                  (q) The following definitions are hereby added to Section
         1.01 in the appropriate alphabetical order and shall read as follows:

                            "AMO Brazil" means AMO Brasil Ltda., a company
                  organized under the laws of Brazil.

                            "AMO Canada" means AMO Canada Company, a company
                  organized under the laws of Canada.

                            "AMO Holdings" means AMO Holdings, Inc. (f/k/a AMO
                  Holdings, LLC), a Delaware corporation.

                            "AMO International Holdings" means AMO
                  International Holdings, an unlimited liability company incorporated under the laws of the Republic of Ireland.

                           "Delayed Draw Term Loan" shall have the meaning
                  specified in Section 2.01(b).

                           "Delayed Draw Term Loan Commitment" means, as to
                  each Term Loan Lender, its obligation to make its portion of the Delayed Draw Term Loan to the Borrower pursuant to
                  Section 2.01(b), in the principal amount set forth opposite such Term Loan Lender's name on Schedule 2.01. The aggregate principal amount of the Delayed Draw Term Loan Commitments of all of the Lenders as in effect on the First Amendment Effective Date is ONE HUNDRED MILLION DOLLARS ($100,000,000). The Delayed Draw Term Loan Commitments of each Term Loan Lender shall terminate at the end of the Availability Period with respect to the Delayed Draw Term Loan Commitments.

                           "First Amendment" means that certain First Amendment
                  to Second Amended and Restated Credit Agreement dated as of January 7, 2005 among the Borrower, the Guarantors, the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and the Administrative Agent.

                           "First Amendment Effective Date" means January 7,
                  2005.

                           "Initial Term Loan" shall have the meaning specified
                  in Section 2.01(b).

                           "Morgan Stanley" means Morgan Stanley Senior Funding,
                  Inc. and its successors.

                           "Newco 1" shall have the meaning specified in
                  Section 8.05(k).

                           "Newco 2" shall have the meaning specified in
                  Section 8.05(k).

                           "VISX" means VISX Incorporated, a Delaware
                  corporation.

                           "VISX Acquisition" means the purchase by the
                  Borrower of VISX and its Subsidiaries pursuant to and in accordance with the terms of the VISX Purchase Agreement.

                           "VISX Acquisition Date" means the date of the
                  consummation of the VISX Acquisition in accordance with the terms of the Credit Agreement.

                           "VISX Acquisition Date Certificate" means a
                  certificate from the Borrower in the form of Exhibit I-1.

                           "VISX Acquisition Documents" means the VISX Purchase
                  Agreement and such other agreements, instruments and documents relating to the VISX Acquisition.

                           "VISX Purchase Agreement" means that certain
                  Agreement and Plan of Merger dated as of November 9, 2004 among the Borrower, Vault Merger Corporation and VISX.

                  (r) Section 1.03(c) is hereby amended to read as follows:

                           (c) Notwithstanding the above, the parties hereto
                  acknowledge and agree that all calculations of the financial covenants in Section 8.11(a), (b) and (d) (including for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis.

                  (s) Section 2.01(b) is hereby amended to read as follows:

                           (b) On the Closing Date, the Lenders made available
                  to the Borrower a term loan in Dollars in an aggregate principal amount equal to TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000). As of the First Amendment Effective Date, the outstanding principal amount of such Loan equals One Hundred and Ninety-Three Million Nine Hundred and Ninety-Two Thousand Five Hundred Forty-Three and Eighty-Six/One Hundredths Dollars ($193,992,543.86) (the "Initial Term Loan"). Subject to the terms and conditions set forth herein, each Term Loan Lender with a Delayed Draw Term Loan Commitment severally agrees to make a portion of a term loan (the "Delayed Draw Term Loan") available to the Borrower in Dollars during the Availability Period in the aggregate amount of such Term Loan Lender's Delayed Draw Term Loan Commitment. Amounts repaid or prepaid on the Term Loan may not be reborrowed. The Term Loan may consist of Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

                  (t) The second sentence of Section 2.02(c) is hereby amended to read as follows:

                           During the existence of a Default, (i) no Revolving
                  Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Foreign Currency) without the consent of (A) the Revolving Credit Lenders holding more than fifty percent (50%) of the Revolving Credit Commitments (other than Defaulting Lenders) or (B) if the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or otherwise, Lenders holding in the aggregate more than 50% of the Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender's risk participation and funded participation in L/C Obligations, Foreign Currency Fronting Loans and Swing Line Loans being deemed "held" by such Lender for purposes hereof), and such Lenders may demand that (1) any or all of the then outstanding Eurocurrency Rate Loans be converted immediately to Base Rate Loans and (2) any or all of the then outstanding Eurocurrency Rate Loans denominated in a Foreign Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto and
                  (ii) no Term Loan may be requested as, converted to or continued as Eurocurrency Rate Loans without the consent of the Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the outstanding Term Loan, if any, and such Lenders may demand that any or all of the then outstanding Term Loan that are Eurocurrency Rate Loans be converted immediately to Base Rate Loans.

                  (u) Section 2.03(a)(ii)(B) is hereby amended by replacing the reference to "Required Lenders" therein with a reference to "Revolving Credit Lenders holding in the aggregate more than 50% of the Revolving Credit Commitments".

                  (v) Section 2.03(a)(iv) is hereby amended by replacing the reference to "Required Lenders" therein with a reference to "Revolving Credit Lenders holding in the aggregate more than 50% of the Revolving Credit Commitments".

                  (w) A new Section 2.07(f) is hereby added following Section 2.07(e) to read as follows:

                           (f) The Borrower may, upon notice to the
                  Administrative Agent, terminate the Delayed Draw Term Loan Commitments; provided that any such notice shall be received by the Administrative Agent not later than 1:00 p.m. two Business Days prior to the date of termination. The Administrative Agent will promptly notify each Lender with a Delayed Draw Term Loan Commitment of any such notice of termination of the Delayed Draw Term Loan Commitments. All commitment fees with respect to the Delayed Draw Term Loan Commitments accrued until the effective date of any termination of the Delayed Draw Term Loan Commitments shall be paid on the effective date of such termination.

                  (x) Section 2.08(b) is hereby amended to read as follows:

                           (b) Term Loan. The Borrower shall repay the
                  outstanding principal amount of the Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05 or Section 2.06), unless accelerated sooner pursuant to Section 9.02:

                 ------------------------------ ------------------------------
                                                   Principal Amortization
                                                   Payment (% of Term Loan
                                                 outstanding on such payment
                         Payment Dates           date, unless otherwise noted)
                 ------------------------------ ------------------------------
                          March 31, 2005                    0.25%
                 ------------------------------ ------------------------------
                          June 30, 2005                     0.25%
                 ------------------------------ ------------------------------
                        September 30, 2005                  0.25%
                 ------------------------------ ------------------------------
                        December 31, 2005                   0.25%
                 ------------------------------ ------------------------------
                          March 31, 2006                    0.25%
                 ------------------------------ ------------------------------
                          June 30, 2006                     0.25%
                 ------------------------------ ------------------------------
                        September 30, 2006                  0.25%
                 ------------------------------ ------------------------------
                        December 31, 2006                   0.25%
                 ------------------------------ ------------------------------
                          March 31, 2007                    0.25%
                 ------------------------------ ------------------------------
                          June 30, 2007                     0.25%
                 ------------------------------ ------------------------------
                        September 30, 2007                  0.25%
                 ------------------------------ ------------------------------
                        December 31, 2007                   0.25%
                 ------------------------------ ------------------------------
                          March 31, 2008                    0.25%
                 ------------------------------ ------------------------------
                          June 30, 2008                     0.25%
                 ------------------------------ ------------------------------
                    September 30, 2008,             25.0% of the Term Loan
                    December 31, 2008 and              outstanding on
                     March, 29, 2009                  September 30, 2008
                 ------------------------------ ------------------------------
                      Maturity Date                 Outstanding Principal
                                                    Balance of Term Loan
                 ------------------------------ ------------------------------

                  (y) The first sentence of Section 2.10(a) is hereby amended to read as follows:

                  The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee in Dollars per annum equal to the product of (i) the Applicable Rate times (ii) the actual daily amount by which the Revolving Credit Facility exceeds the sum of (x) the Outstanding Amount of Revolving Credit Loans and (y) the Outstanding Amount of L/C Obligations; provided, however, that no commitment fee shall accrue on the Revolving Credit Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

                  (z) The second sentence of Section 2.10(b) is hereby amended to read as follows:

                  The Borrower shall pay to the Administrative Agent, BAS and Morgan Stanley for their own respective accounts fees in the amounts and at the times specified in the Fee Letter.

                  (aa) A new Section 2.10(c) is hereby added following Section 2.10(b) to read as follows:

                           (c) Delayed Draw Term Loan Commitment Fee. The
                  Borrower shall pay to the Administrative Agent for the account of each Lender having a Delayed Draw Term Loan Commitment in accordance with its pro rata share of the Delayed Draw Term Loan Commitment, a commitment fee in Dollars per annum equal to the product of (i) (A) for the period from the First Amendment Effective Date through February 28, 2005, 0.25%, (B) for the period from March 1, 2005 through April 30, 2005, 0.50%, and (C) for the period from May 1, 2005 through June 30, 2005, 1.00%, times (ii) the aggregate amount of the Delayed Draw Term Loan Commitments of the Lenders. The commitment fee shall accrue at all times during the Availability Period with respect to the Delayed Draw Term Loan Commitments, including at any time during which one or more of the conditions in Article V is not met, and shall be calculated for the applicable period and due and payable quarterly in arrears on March 31, 2005 and June 30, 2005 and upon termination of the Delayed Draw Term Loan Commitments pursuant to Section 2.07(f) or the date that the portion of the Term Loan available under the Delayed Draw Term Loan Commitments has been funded to the Borrower.

                  (bb) Section 3.05(d) is hereby amended to read as follows:

                           (d) any assignment of a Eurocurrency Rate Loan on a
                  day other than the last day of the Interest Period therefor as a result of an assignment by Bank of America or Morgan Stanley as part of the primary syndication of the Term Loan during the 180-day period immediately following the First Amendment Effective Date;

                  (cc) A new Section 5.02(e) is hereby added following Section 5.02(d) and shall read as follows:

                           (e) With respect to the funding of the Delayed Draw
                  Term Loan, (i) receipt by the Administrative Agent on the VISX Acquisition Date of a Pro Forma Compliance Certificate from the Borrower demonstrating that, upon giving effect to the VISX Acquisition, the Loan Parties are in compliance with the financial covenants set forth in Section 8.11(a), (b) and
                  (d) as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to
                  Section 7.01(a) or (b), (ii) receipt by the Administrative Agent of the VISX Acquisition Date Certificate, (iii) receipt by the Administrative Agent of a copy, certified by a Responsible Officer of the Borrower as true and complete, of the VISX Purchase Agreement, together with all exhibits and schedules thereto, (iv) receipt by the Administrative Agent of reasonably satisfactory evidence that (A) the VISX Acquisition will be consummated on the VISX Acquisition Date in compliance with applicable law and regulatory approvals and in accordance with the VISX Acquisition Documents and (B) the portion of the purchase price for the VISX Acquisition paid in cash shall not exceed $185 million, (v) receipt by the Administrative Agent of (A) the unaudited balance sheet of VISX and its Subsidiaries as of the fiscal quarter most recently ended prior to the VISX Acquisition Date (and at least thirty (30) days prior to the VISX Acquisition Date) and the related statements of income or operations and cash flows for VISX and its Subsidiaries for such fiscal quarter and (B) pro forma forecasts of income or operations and cash flows for the first year subsequent to the VISX Acquisition prepared by management of the Borrower after giving effect to the VISX Acquisition, each in form reasonably satisfactory to the Administrative Agent, (vi) receipt by the Administrative Agent of (A) searches of Uniform Commercial Code filings in each jurisdiction where any collateral to be acquired by any Loan Party in the VISX Acquisition is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in such collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Liens permitted pursuant to Section 8.01 hereof, (B) duly executed or authorized, as necessary, UCC filings, mortgages, notices of grant of security interest in patents, trademarks and/or copyrights and related documents as are reasonably necessary, in the Administrative Agent's reasonable discretion, to attach and perfect the Administrative Agent's security interest in such collateral (in each case, only to the extent required by this Agreement and the other Loan Documents) and (C) a duly executed Joinder Agreement for each entity that will become a Domestic Subsidiary after giving effect to the VISX Acquisition along with a favorable opinion of U.S. counsel with respect to any such entity that is a Material Subsidiary, (vii) receipt of all necessary material governmental and third party consents and approvals (without the imposition of any conditions that are not reasonably acceptable to the Joint Lead Arrangers) with respect to the VISX Acquisition, which consents and approvals shall remain in effect, and expiration of all applicable waiting periods with respect to the VISX Acquisition without any material adverse action being taken by any competent authority, and
                  (viii) no Default or Event of Default shall exist immediately prior to or after giving effect to the VISX Acquisition.

                  (dd) Section 6.25 is hereby amended by deleting the period (".") at the end of the second sentence thereof and replacing it with "which would be reasonably expected to have a Material Adverse Effect."

                  (ee) Section 7.02(p) is hereby amended by replacing the reference to "Sections 7.01(a) and (b)" therein with a reference to "Sections 7.01(a) and (b) (but only with respect to the second fiscal quarter of such Fiscal Year)."

                  (ff) Section 7.11 is hereby amended to read as follows:

                  7.11 Use of Proceeds.

                           Use the proceeds of the Credit Extensions (a) to
                  refinance existing Indebtedness, (b) to partially finance the VISX Acquisition, (c) to provide for working capital to the Borrower and its Subsidiaries, (d) to pay fees and expenses related to the VISX Acquisition and (e) for other general corporate purposes not in contravention of any Law or of any Loan Document; provided, however, that in no event shall any proceeds from any Loan be used to pay, prepay or redeem the principal amount of the Indebtedness under the Existing Convertible Senior Subordinated Notes Documents, the Indebtedness under the 2004 Convertible Senior Subordinated Notes Documents or any other Indebtedness that is subordinated to any Obligations or to purchase, redeem or acquire any Equity Interests of the Borrower; provided further that the proceeds of the Delayed Draw Term Loan shall be used only to finance a portion of the VISX Acquisition on the VISX Acquisition Date and to pay fees and expenses related thereto.

                  (gg) Section 7.12(v) is hereby amended to read as follows:

                           (v) with respect to any Material Subsidiary, within
                  90 days after such formation or acquisition, deliver upon the request of the Administrative Agent, to the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (i), (iii) and (iv) above, as to such guaranties, guaranty supplements, mortgages, pledges, assignments, security agreement supplements, intellectual property security agreement supplements and security agreements being legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their terms, as to the matters contained in clause (iv) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such properties, and as to such other matters as the Administrative Agent may reasonably request;

                  (hh) Section 7.23 is hereby deleted in its entirety from the Credit Agreement.

                  (ii) Clause (4) of Section 8.02(k) is hereby amended to read as follows:

                           (4) immediately before and after giving effect to
                  the acquisition of a company or business pursuant to this clause (k), the Borrower shall be in pro forma compliance with the covenants contained in Section 8.11(a), (b) and (d), calculated based on the financial statements most recently delivered to the Lenders pursuant to Section 7.01 and as though such acquisition had occurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of a Responsible Officer of the Borrower delivered to the Lenders demonstrating such compliance; and

                  (jj) New Sections 8.02(p), (q) and (r) are hereby added following Section 8.02(o) and shall read as follows:

                           (p) Investments in the form of intercompany loans
                  and capital contributions made by the Borrower and AMO Holdings to certain of their Foreign Subsidiaries in order that such Foreign Subsidiaries could use the proceeds of such intercompany loans and capital contributions to purchase portions of the assets constituting the Surgical Business on the Acquisition Date;

                           (q) the VISX Acquisition on or before June 30, 2005,
                  provided that the Loan Parties have complied with the provisions of Sections 5.02(e)(i) through (viii); and

                           (r) Investments described in Section 8.05(k).

                  (kk) Section 8.03(h) is hereby amended to read as follows:

                           (h) unsecured Indebtedness of AMO International
                  Holdings owing to AMO Holdings in the aggregate principal amount of $20,000,000 (it being understood and agreed that the consideration giving rise to such Indebtedness shall not be cash consideration but rather the partial cancellation of AMO Holding's Equity Interests in AMO International Holdings); provided that AMO Holdings shall have delivered the promissory note evidencing such Indebtedness to the Administrative Agent;

                  (ll) A new Section 8.05(k) is hereby added following Section 8.05(j) and shall read as follows:

                           (k) (i) AMO Holdings may (A) exchange the Equity
                  Interests of AMO International Holdings for the Equity Interests of a newly formed Subsidiary ("Newco 2"); provided that Newco 2 becomes the owner of the Equity Interests of AMO International Holdings and (B) following the creation of Newco 2, create a directly owned Subsidiary ("Newco 1") and transfer the Equity Interests of Newco 2 to Newco 1 and (ii) AMO International Holdings may issue a promissory note in the principal amount of $20,000,000 to AMO Holdings in exchange for the partial cancellation of AMO Holding's Equity Interests in AMO International Holdings and AMO International Holdings may sell the Equity Interests of AMO Canada and AMO Brazil to AMO Holdings;

                  (mm) Section 9.01(b) is hereby amended by deleting the reference to "7.23" therein.

                  (nn) Sections 11.01(h) and (i) are hereby amended to read as follows:

                           (h) without the consent of the Revolving Credit
                  Lenders holding more than fifty percent (50%) of the Revolving Credit Commitments (other than Defaulting Lenders),
                  (i) waive any Default or Event of Default for purposes of
                  Section 5.02 for purposes of any Borrowing of a Revolving Credit Loan or L/C Credit Extension and (ii) amend, change, waive, discharge or terminate Section 2.01(a), 2.02, 2.03 or
                  2.06 or any term, covenant or agreement contained in Article VIII or Article IX;

                           (i) without the consent of the Term Loan Lenders
                  holding more than fifty percent (50%) of the outstanding Term Loan (and during the Availability Period, without duplication, the Delayed Draw Term Loan Commitments) (other than Defaulting Lenders), (i) amend, change, waive, discharge or terminate Section 2.06 so as to alter the manner or application of proceeds of any mandatory prepayment required by such Section 2.06 and (ii) amend, change, waive, discharge or terminate Section 2.05(d) (although if additional extensions of term loans are extended after the Closing Date pursuant to this Agreement with the consent of the Required Lenders, such extensions of term loans shall be included on a pro rata basis in the various prepayments or repayments required pursuant to Section 2.05 and Section 2.06);

                  (oo) Clause (iii) of Section 11.06(b) is hereby amended by adding the words "(such approval not to be unreasonably withheld or delayed)" immediately after the words "Foreign Currency Fronting Lender" therein.

                  (pp) Schedule 2.01 is hereby amended by adding to such schedule the language set forth on Schedule A attached hereto.

                  (qq) A new "Exhibit I-1" is hereby added in the form of
         Exhibit I-1 attached hereto.

         2. VISX Amendments. Upon the consummation of the VISX Acquisition in accordance with the terms of the Credit Agreement, the Credit Agreement will be automatically amended in the following respects:

                  (a) Clause (c) of the definition of "Change of Control" in
         Section 1.01 will be amended to read as follows:

                           (c) the occurrence of a "Change of Control" (or any
                  comparable term) under, and as defined in any Permitted Senior Unsecured Note Document; or

                  (b) Clause (vii) of the definition of "Consolidated EBITDA" in Section 1.01 will be amended to read as follows:

                  (vii) (A) the cash charges related to the Surgical Business Acquisition paid during such period so long as such cash charges are made within 18 months of the consummation of the Surgical Business Acquisition and do not exceed $10,000,000 in the aggregate, (B) the non-cash charges related to the Surgical Business Acquisition made within 18 months of the consummation of the Surgical Business Acquisition, (C) the cash charges related to the VISX Acquisition paid during such period so long as such cash charges are made within 18 months of the consummation of the VISX Acquisition and do not exceed $10,000,000 in the aggregate, (D) the amount of the severance payments made to departing VISX employees during such period so long as such severance payments are made within 12 months of the consummation of the VISX Acquisition and do not exceed $25,000,000 in the aggregate and (E) the non-cash charges related to the VISX Acquisition made within 18 months of the consummation of the VISX Acquisition and minus

                  (c) The last sentence of the definition of "Consolidated EBITDA" in Section 1.01 will be amended to read as follows:

                           Notwithstanding any provision to the contrary
                  contained herein, for purposes of calculating the Consolidated Total Leverage Ratio, the Consolidated Senior Leverage Ratio, the Consolidated Fixed Charge Coverage Ratio and the Consolidated Interest Coverage Ratio as of the end of the fiscal quarters ending September 30, 2004, December 31, 2004, and March 31, 2005, Consolidated EBITDA for the four fiscal quarter period ending as of the applicable fiscal quarter shall be determined as follows:

                  Date of Fiscal Quarter End
                  --------------------------

                  September 30, 2004      $103,758,000 plus actual Consolidated
                                          EBITDA for the fiscal quarter ending
                                          September 30, 2004

                  December 31, 2004       $63,770,200 plus actual Consolidated
                                          EBITDA for the two fiscal quarters
                                          ending December 31, 2004

                  March 31, 2005          $35,785,100 plus actual Consolidated
                                          EBITDA for the three fiscal quarters
                                          ending March 31, 2005 (without
                                          giving effect to the VISX
                                          Acquisition) plus, without
                                          duplication, actual Consolidated
                                          EBITDA for VISX and its Subsidiaries
                                          for the four fiscal quarters ending
                                          March 31, 2005

                  (d) Clause (i) of the definition of "Excess Cash Flow" in
         Section 1.01 will be amended to read as follows:

                           (i) (A) cash charges in connection with the Surgical
                  Business Acquisition made during such period within 18 months of the consummation of the Surgical Business Acquisition in an amount not to exceed $10,000,000 in the aggregate, (B) cash charges in connection with the VISX Acquisition made during such period within 18 months of the consummation of the VISX Acquisition in an amount not to exceed $10,000,000 in the aggregate and (C) the amount of the severance payments made to departing VISX employees during such period within 12 months of the consummation of the VISX Acquisition in an amount not to exceed $25,000,000 in the aggregate,

                  (e) The definition of "Foreign Currency Sublimit" in Section
         1.01 will be amended to read as follows:

                           "Foreign Currency Sublimit" means, at any time, an
                  amount equal to the lesser of (a) $35,000,000 and (b) the unused amount of the Aggregate Commitments under the Revolving Credit Facility at such time. The Foreign Currency Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

                  (f) The definition of "Letter of Credit Sublimit" in Section
         1.01 will be amended to read as follows:

                           "Letter of Credit Sublimit" means, at any time, an
                  amount equal to the lesser of (a) $35,000,000 and (b) the unused amount of the Aggregate Commitments under the Revolving Credit Facility at such time. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

                  (g) The definition of "Material Contract" in Section 1.01 will be amended to read as follows:

                           "Material Contract" means, with respect to any
                  Person, each contract to which such Person is a party involving aggregate consideration payable to or by such Person of $30,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

                  (h) The definition of "Swing Line Sublimit" in Section 1.01 will be amended to read as follows:

                           "Swing Line Sublimit" means, at any time, an amount
                  equal to the lesser of (a) $20,000,000 and (b) the unused amount of the Aggregate Commitments under the Revolving Credit Facility as such time. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

                  (i) The definition of "Threshold Amount" in Section 1.01 will be amended to read as follows:

                           "Threshold Amount" means $15,000,000.

                  (j) The following definitions will be added to Section 1.01 in the appropriate alphabetical order and will read as follows:

                           "Permitted Senior Unsecured Indebtedness" means the
                  senior unsecured Indebtedness of the Borrower (and senior unsecured guaranties thereof by any Guarantor) incurred under the Permitted Senior Unsecured Notes and the other Permitted Senior Unsecured Note Documents which satisfies the following requirements: (a) at least five (5) Business Days prior to the issuance thereof, the Borrower shall have delivered to the Administrative Agent the then current drafts of the Permitted Senior Unsecured Note Documents and with any changes thereto made after the initial delivery of such Permitted Senior Unsecured Note Documents to be delivered to the Administrative Agent prior to the incurrence of the related Permitted Senior Unsecured Notes, (b) the final maturity thereof is no earlier than six (6) months following the Maturity Date, (c) the respective Permitted Senior Unsecured Note Documents do not contain (i) any financial maintenance covenants (or defaults having the same effect as a financial maintenance covenant) or (ii) any cross-default provisions to the Credit Facilities (other than cross payment default provisions), (d) there are no scheduled amortization, mandatory redemption or sinking fund provisions or similar provisions prior to the maturity of the Permitted Senior Unsecured Notes, (e) the other terms and conditions of each incurrence of Permitted Senior Unsecured Notes shall be no more onerous or restrictive on the Borrower and its Subsidiaries, taken as a whole, than the terms and conditions contained in this Agreement, (f) no Default or Event of Default then exists or would result from the incurrence thereof, and (g) prior to the incurrence of any Permitted Senior Unsecured Notes, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying (and showing the calculations thereof in reasonable detail) that the Borrower and its Subsidiaries shall be in compliance with Sections 8.11(a), (b) and (d) on a Pro Forma Basis after giving effect to the incurrence of any such Permitted Senior Unsecured Notes.

                           "Permitted Senior Unsecured Notes" means senior
                  unsecured notes of the Borrower (which may be guarantied by any Guarantor) issued pursuant to an effective registration statement under the Securities Act of 1933, as amended, or Rule 144A thereunder.

                           "Permitted Senior Unsecured Note Documents" means
                  all documentation (including, without limitation, any indenture or purchase agreement) entered into in connection with any issuance of Permitted Senior Unsecured Notes.

                  (k) Clause (i) of Section 2.06(a) will be amended by replacing the reference to "$25,000,000" therein with a reference to "$40,000,000".

                  (l) Clause (iii) of Section 2.06(a) will be amended to read as follows:

                           (iii) the sale or issuance by the Borrower or any of
                  its Subsidiaries of any Equity Interests (including, without limitation, receipt of any capital contribution) (other than Net Cash Proceeds received from (x) the Borrower or any of its Subsidiaries or (y) purchases of stock and exercise of options by employees of the Borrower or any of its Subsidiaries pursuant to employee benefit plans in an aggregate amount not to exceed $50,000,000 in any Fiscal Year and in any event excluding any issuance of Indebtedness convertible into Equity Interests and any subsequent conversion of such Indebtedness into Equity Interests); provided that the Borrower shall not be required to make any such prepayment if the Consolidated Total Leverage Ratio is less than 2.25 to 1.0 as of the fiscal quarter end most recently preceding the receipt of the Net Cash Proceeds from the sale or issuance of any such Equity Interests, and

                  (m) Clause (iv) of Section 2.06(a) will be amended by replacing the reference to "$7,500,000" therein with a reference to "$20,000,000".

                  (n) The first sentence of Section 6.08(a) will be amended to read as follows:

                  Set forth on Schedule 6.08(a) is a complete and accurate list of all real property owned by the Loan Parties as of the VISX Acquisition Date, showing the street address, county or other relevant jurisdiction, state and record owner thereof.

                  (o) The first sentence of Section 6.08(b) will be amended to read as follows:

                  Set forth on Schedule 6.08(b) is a complete and accurate list as of the VISX Acquisition Date of all leases of real property with respect to which the aggregate annual rental payments are equal to or greater than $1,000,000 under which any Loan Party is the lessee, showing the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof.

                  (p) Section 6.08(c) will be amended by replacing the reference to "Closing Date" therein with a reference to "VISX Acquisition Date."

                  (q) Section 6.17 will be amended by replacing the reference to "Acquisition Date" therein with a reference to "VISX Acquisition Date".

                  (r) Section 6.25 will be amended by replacing the reference to "Acquisition Date" therein with a reference to "VISX Acquisition Date".

                  (s) Clause (x) of Section 7.12(iii) will be amended by replacing the reference to "$1,500,000" therein with a reference to "$3,000,000".

                  (t) Clause (x) of Section 7.12(iv) will be amended by replacing the reference to "$1,500,000" therein with a reference to "$3,000,000".

                  (u) Section 8.02(g) will be amended to read as follows:

                           (g) Investments, including intercompany loans, by
                  the Borrower or any Guarantor in any Foreign Subsidiary; provided, however, that any such Investments, including intercompany loans, made after the Closing Date by the Borrower and the Guarantors shall not exceed $75,000,000 in the aggregate at any one time outstanding;

                  (v) The language preceding the proviso in Section 8.02(k) will be amended to read as follows:

                           other Investments for the acquisition of all of the
                  Equity Interests or all or substantially all of the assets of any Person in an aggregate amount invested not to exceed (i) if, at the time of such Investment and after giving pro forma effect thereto, the Consolidated Total Leverage Ratio is 2.75:1 or greater, $100,000,000, and (ii) if, at the time of such Investment and after giving pro forma effect thereto, the Consolidated Total Leverage Ratio is less than 2.75:1, $200,000,000;

                  (w) Section 8.02(l) will be amended to read as follows:

                           (l) other Investments in an aggregate amount
                  invested not to exceed (i) if, at the time of such Investment and after giving pro forma effect thereto, the Consolidated Total Leverage Ratio is 2.75:1 or greater, $50,000,000, and
                  (ii) if, at the time of such Investment and after giving pro forma effect thereto, the Consolidated Total Leverage Ratio is less than 2.75:1, $100,000,000; provided that immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom;

                  (x) The language preceding the proviso in Section 8.03(d) will be amended to read as follows:

                  Indebtedness (whether secured or unsecured) of any Foreign Subsidiaries, together with Indebtedness of any such Foreign Subsidiaries incurred in connection with the sale of accounts receivable pursuant to Section 8.05(h), in an aggregate principal amount of no more than $75,000,000,

                  (y) Section 8.03(f) will be amended to read as follows:

                           (f) Indebtedness (i) in respect of capital leases
                  and purchase money obligations for fixed or capital assets within the limitations set forth in Section 8.01(j) and (ii) secured by Liens on fixed or capital assets and assumed in connection with the acquisition of such fixed or capital assets; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $20,000,000;

                  (z) Section 8.03(l) will be amended to read as follows:

                           (l) so long as no Default has occurred and is
                  continuing or would result therefrom, other Indebtedness incurred in the ordinary course of business in an aggregate principal amount not to exceed $20,000,000 at any time outstanding;

                  (aa) Section 8.03(p) will be amended to read as follows:

                           (p) the Additional Subordinated Indebtedness and/or
                  the Permitted Senior Unsecured Indebtedness in an aggregate principal amount not to exceed $500,000,000; provided, that an amount equal to the Net Cash Proceeds from the issuance of such Additional Subordinated Indebtedness and/or Permitted Senior Unsecured Indebtedness shall be used to prepay the Term Loan until the Term Loan has been paid in full and, after payment in full of the Term Loan, may be used for other lawful corporate purposes.

                  (bb) Section 8.05(h) will be amended to read as follows:

                           (h) so long as no Default shall have occurred and be
                  continuing, other Dispositions so long as after giving effect to such Disposition the aggregate cash proceeds for all such Dispositions made since the Closing Date is at least 50% of the total consideration for all such Dispositions and the aggregate consideration for all such Dispositions does not exceed $25,000,000 in any year or $75,000,000 in the aggregate for all such Dispositions;

                  (cc) Section 8.06(f) will be amended to read as follows:

                           (f) the Borrower may purchase, redeem, retire or
                  otherwise acquire, directly or indirectly, its own Equity Interests so long as:

                                    (i) no Revolving Credit Loan, Swing Line
                           Loan or Foreign Currency Fronting Loan is outstanding hereunder (or will be outstanding immediately after giving effect thereto); and

                                    (ii) (A) immediately before and after
                           giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (B) any of (I) after giving effect to any such purchase, redemption, retirement or acquisition on a pro forma basis, the Consolidated Total Leverage Ratio does not exceed
                           2.0 to 1.0, (II) after giving effect to any such purchase, redemption, retirement or acquisition on a pro forma basis, if the Consolidated Total Leverage Ratio is greater than 2.0 to 1.0, but less than or equal to 3.0 to 1.0, the sum of (a) the total amount paid by the Borrower for all Equity Interests purchased, redeemed, retired or acquired plus (b) the total amount of Indebtedness subordinated to the Obligations that has been prepaid, redeemed, purchased, defeased or otherwise satisfied prior to the scheduled maturity thereof pursuant to Section 8.16(v) hereof shall not exceed $250,000,000 in any such fiscal year, or (III) after giving effect to any such purchase, redemption, retirement or acquisition on a pro forma basis, if the Consolidated Total Leverage Ratio is greater than
                           3.0 to 1.0 and the Term Loan has been paid in full, the sum of (a) the total amount paid by the Borrower for all Equity Interests purchased, redeemed, retired or acquired plus (b) the total amount of Indebtedness subordinated to the Obligations that has been prepaid, redeemed, purchased, defeased or otherwise satisfied prior to the scheduled maturity thereof pursuant to Section 8.16(v) hereof shall not exceed $250,000,000 in any such fiscal year; and

                  (dd) Clause (I) in the second proviso in Section 8.09(a) will be amended to read as follows:

                           (I) the matters referred to clauses (i) - (iv) above
                  contained in the Existing Convertible Senior Subordinated Notes Documents, the 2004 Convertible Senior Subordinated Notes Documents, the documentation governing any Additional Subordinated Indebtedness or the Permitted Senior Unsecured Note Documents,

                  (ee) Section 8.11(a) will be amended to read as follows:

                           (a) Maximum Consolidated Total Leverage Ratio.
                  Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of the Borrower to be more than the ratio set forth opposite such fiscal quarter below:

                      ------------------------------------ -----------------
                            Quarter Ending                      Ratio
                      ------------------------------------ -----------------
                      December 31, 2004                        5.25:1.0
                      March 31, 2005                           4.50:1.0
                      June 30, 2005                            4.25:1.0

                      September 30, 2005                       4.25:1.0
                      December 31, 2005                        3.75:1.0
                      March 3l, 2006                           3.75:1.0
                      June 30, 2006                            3.75:1.0

                      September 30, 2006                       3.75:1.0
                      December 31, 2006                        3.25:1.0
                      March 31, 2007                           3.25:1.0
                      June 30, 2007                            3.25:1.0

                      September 30, 2007                       3.25:1.0
                      December 31, 2007                        3.25:1.0
                      March 3l, 2008                           3.25:1.0
                      June 30, 2008                            3.25:1.0

                      September 30, 2008 and thereafter        3.25:1.0
                      ------------------------------------ -----------------

                  (ff) Section 8.11(b) will be amended to read as follows:

                           (b) Maximum Consolidated Senior Leverage Ratio.
                  Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of the Borrower to be more than the ratio set forth opposite such fiscal quarter below:

                      -----------------------------------------------------
                          Quarter Ending                      Ratio
                      -----------------------------------------------------
                      December 31, 2004                      2.75:1.0
                      March 31, 2005                         2.50:1.0
                      June 30, 2005                          2.50:1.0

                      September 30, 2005                     2.50:1.0
                      December 31, 2005                      2.00:1.0
                      March 31, 2006                         2.00:1.0
                      June 30, 2006                          2.00:1.0

                      September 30, 2006                     2.00:1.0
                      December 31, 2006                      1.75:1.0
                      March 31, 2007                         1.75:1.0
                      June 30, 2007                          1.75:1.0

                      September 30, 2007 and thereafter      1.75:1.0
                      -----------------------------------------------------

                  (gg) Section 8.11(c) will be amended to read as follows:

                            (c) Minimum Consolidated Fixed Charge Coverage
                  Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than the ratio set forth opposite such fiscal quarter below:

                      -------------------------------------- ------------------
                            Quarter Ending                        Ratio
                      -------------------------------------- ------------------

                      December 31, 2004                          1.10:1.0
                      March 31, 2005                             1.10:1.0
                      June 30, 2005                              1.10:1.0

                      September 30, 2005                         1.10:1.0
                      December 3l, 2005                          1.25:1.0
                      March 31, 2006                             1.25:1.0
                      June 30, 2006                              1.25:1.0

                      September 30, 2006                         1.25:1.0
                      December 31, 2006                          1.50:1.0
                      March 31, 2007                             1.50:1.0
                      June 30, 2007                              1.50:1.0

                      September 30, 2007                         1.50:1.0
                      December 31, 2007                          1.50:1.0
                      March 3l, 2008                             1.50:1.0
                      June 30, 2008                              1.50:1.0

                      September 30, 2008                         1.50:1.0
                      December 31, 2008 and thereafter           1.00:1.0
                      -------------------------------------- -------------

                  (hh) Section 8.12 will be amended to read as follows:

                            8.12 Capital Expenditures.

                            Make or become legally obligated to make any
                  expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures not exceeding, in the aggregate for the Borrower and it Subsidiaries during each period set forth below, the amount set forth opposite such period:

                              Period                             Amount
                  -----------------------------------------------------------
                   Fiscal Year 2004                            $ 55,000,000
                   Fiscal Year 2005                            $ 65,000,000
                   Fiscal Year 2006 and each fiscal year
                   thereafter                                  $ 50,000,000

                  provided, however, that so long as no Specified Event of Default has occurred and is continuing or would result from such expenditure, 50% of any portion of any amount set forth above, if not expended in the Fiscal Year for which it is permitted above, may be carried over for expenditure in the next following Fiscal Year; provided further, however, that any amount so carried over shall be deemed to have been used first in making capital expenditures in such next following Fiscal Year for purposes of calculating compliance with this
                  Section 8.12.

                  (ii) Subclauses (iv) and (v) of Section 8.16(a) will be amended to read as follows:

                           (iv) the prepayment, redemption, purchase,
                  defeasance or other satisfaction prior to the scheduled maturity thereof of any other Indebtedness which is not subordinated to the Obligations so long as:

                                    (A) no Revolving Credit Loan, Swing Line
                           Loan or Foreign Currency Loan is outstanding hereunder (or will be outstanding immediately after giving effect thereto); and

                                    (B) immediately before and after giving
                           effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

                           (v) the prepayment, redemption, purchase, defeasance
                  or other satisfaction prior to the scheduled maturity thereof of any Indebtedness subordinated to the Obligations so long as:

                                    (A) no Revolving Credit Loan, Swing Line
                           Loan or Foreign Currency Loan is outstanding hereunder (or will be outstanding immediately after giving effect thereto);

                                    (B) any of (I) after giving effect to any
                           such prepayment, redemption, purchase, defeasance or other satisfaction on a pro forma basis, the Consolidated Total Leverage Ratio does not exceed
                           2.0 to 1.0, (II) after giving effect to any such prepayment, redemption, purchase, defeasance or other satisfaction on a pro forma basis, if the Consolidated Total Leverage Ratio is greater than
                           2.0 to 1.0, but less than or equal to 3.0 to 1.0, the sum of (a) the total amount paid by the Borrower for all Equity Interests purchased, redeemed, retired or acquired pursuant to Section 8.06(f) hereof plus (b) the total amount of such Indebtedness that has been prepaid, redeemed, purchased, defeased or otherwise satisfied shall not exceed $250,000,000 in any such fiscal year, or
                           (III) after giving effect to any such prepayment, redemption, purchase, defeasance or other satisfaction on a pro forma basis, if the Consolidated Total Leverage Ratio is greater than
                           3.0 to 1.0 and the Term Loan has been paid in full, the sum of (a) the total amount paid by the Borrower for all Equity Interests purchased, redeemed, retired or acquired pursuant to Section 8.06(f) hereof plus (b) the total amount of such Indebtedness that has been prepaid, redeemed, purchased, defeased or otherwise satisfied shall not exceed $250,000,000 in any such fiscal year; and

                                    (C) immediately before and after giving
                           effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

                  (jj) Clause (A) in Section 9.01(f)(i) will be amended to read as follows:

                           (A) fails to make any payment when due (whether by
                  scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder, Indebtedness under Swap Contracts and any Indebtedness referred to in
                  Section 9.01(o), (p), (q) or (r) below) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or

                  (kk) Section 9.01 will be further amended by deleting the period (".") at the end of clause (q) thereof, replacing it with "; or" and by adding a new clause (r) after clause (q) to read as follows:

                           (r) Permitted Senior Unsecured Indebtedness. There
                  shall occur an "Event of Default" (or any comparable term) under, and as defined in, any Permitted Senior Unsecured Note Document.

                  (ll) Schedule 2.01 will be amended to increase the Revolving Credit Commitment of each Revolving Credit Lender set forth on Schedule B attached hereto by the amount identified for such Lender on Schedule B attached hereto.

                  (mm) Schedules 6.08(a), 6.08(b), 6.08(c), 6.13, 6.17 and
         6.25 will be amended to read as of the VISX Acquisition Date as provided on Schedules 6.08(a), 6.08(b), 6.08(c), 6.13, 6.17 and 6.25
         attached to the VISX Acquisition Date Certificate.

         3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Lenders, the Syndication Agent and the Administrative Agent;

                  (b) receipt by the Administrative Agent of favorable opinions of U.S. counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, and in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel;

                  (c) receipt by the Administrative Agent of (i) resolutions of each Loan Party approving this Amendment and authorizing execution and delivery thereof, certified by a Responsible Officer of such Loan Party to be true and correct and in force and effect as of the date hereof and (ii) with respect to AMO Holdings, certificates of the types referenced in Sections 5.01(a)(viii) and (ix), with all applicable attachments, dated in each case reasonably near the First Amendment Effective Date, along with such documents and certifications as the Administrative Agent may reasonably require to evidence that AMO Holdings is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;

                  (d) receipt of a rating for the Loans from both Moody's and S&P; and

                  (e) receipt on or before the First Amendment Effective Date by the Administrative Agent, the Joint Lead Arrangers, any Lender and/or their affiliates of all other fees and expenses required to be paid on or before the First Amendment Effective Date.

         For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

         4. Miscellaneous.

                  (a) The Credit Agreement (as amended by this Amendment), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guaranty shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guaranty, such Guaranty now applies to the Credit Agreement as amended by this Amendment.

                  (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                           (i) Each Loan Party has taken all necessary action
                  to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and
                  delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order
                  of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those of the Lenders and the Administrative Agent and those that have already been obtained and are in full force and effect as of the date hereof.

                  (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                  (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                           [Signature Pages Follow]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.


BORROWER:                            ADVANCED MEDICAL OPTICS, INC.,
                                     a Delaware corporation

                                     By: /s/ Richard A. Meier
                                         ---------------------
                                     Name:  Richard A. Meier
                                     Title: Executive Vice President,
                                            Operations and Finance
                                            and Chief Executive Officer


GUARANTORS:                          AMO HOLDINGS, INC.,
                                     a Delaware corporation, formerly AMO
                                     Holdings, LLC

                                     By: /s/ Richard A. Meier
                                         ---------------------
                                     Name:  Richard A. Meier
                                     Title: Vice President and Chief Financial
                                            Officer


                                     VAULT MERGER CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Richard A. Meier
                                         --------------------
                                     Name:  Richard A. Meier
                                     Title: Vice President and Treasurer

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent


                                     By:  /s/ Aamir Saleem
                                          ---------------------
                                     Name:  Aamir Saleem
                                     Title: Vice President


                                     MORGAN STANLEY SENIOR FUNDING INC., as
                                     Syndication Agent and Lender


                                     By:    /s/ Jaap L. Tonckens
                                            -------------------------------
                                     Name:  Jaap L. Tonckens
                                     Title: Vice President


                                     BANK OF AMERICA, N.A., as Swing Line
                                     Lender, L/C Issuer, Foreign Currency
                                     Fronting Lender and Lender


                                     By:    /s/ Peter D. Griffith
                                            -------------------------------
                                     Name:  Peter D. Griffith
                                     Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      [JPMorgan Chase Bank, N.A.]


                                      By:     /s/ Stephen C. Price
                                              ----------------------------
                                      Name:   Stephen C. Price
                                      Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      By:     /s/ Jeffrey P. Hoffman
                                              ------------------------------
                                      Name:   Jeffrey P. Hoffman
                                      Title:  Its Duly Authorized Signatory


                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:    /s/ Stephen W. Dunne
                                             -----------------------------
                                      Name:  Stephen W. Dunne
                                      Title: Vice President


                                      THE GOVERNOR AND COMPANY OF BANK OF
                                      IRELAND


                                      By:    /s/ Eogman Doyle
                                             ------------------------------
                                      Name:  Eogman Doyle
                                      Title: Deputy Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:    /s/ Janice T. Thede
                                            ------------------------------
                                     Name:  Janice T. Thede
                                     Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     PNC Bank, National Association

                                     By:   /s/ Phillip K. Liebscher
                                          --------------------------------
                                     Name:  Phillip K. Liebscher
                                     Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      UBS LOAN FINANCE LLC, as Lender

                                      By:     /s/ Wilfred V. Saint
                                              -----------------------------
                                      Name:   Wilfred V. Saint
                                      Title:  Director Banking Product
                                              Services, US


                                      By:     /s/ Joselin Fernandes
                                              -----------------------------
                                      Name:   Joselin Fernandes
                                      Title:  Associate Director Banking
                                              Product Services, US

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      UFJ Bank Limited


                                      By:    /s/ Toshiko Boyd
                                             ------------------------------
                                      Name:  Toshiko Boyd
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      BIRCHWOOD FUNDING LLC


                                      By:     /s/ Diana M. Himes
                                              ------------------------------
                                      Name:   Diana M. Himes
                                      Title:  Assistant Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Monument Capital Ltd., as Assignee
                                      By:  Alliance Capital Management L.P.,
                                      as Investment Manager
                                      By: Alliance Capital Management
                                          Corporation, as General Partner


                                      By:     /s/ Teresa McCarthy
                                              -------------------------------
                                      Name:   Teresa McCarthy
                                      Title:  Vice President


                                      ACM Income Fund, Inc.


                                      By:    /s/ Teresa McCarthy
                                             -------------------------------
                                      Name:  Teresa McCarthy
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      AIB Debt Management, Ltd.


                                      By:     /s/ Margaret Brennan
                                              --------------------------------
                                      Name:   Margaret Brennan
                                      Title:  Vice President, Investment
                                              Advisor to AIB Debt
                                              Management, Limited


                                      By:     /s/ Hillary Patterson
                                              --------------------------------
                                      Name:   Hillary Patterson
                                      Title:  Vice President, Investment
                                              Advisor to AIB Debt
                                              Management, Limited

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       AMMC CLO III, LIMITED
                                       By:  American Money Management Corp.,
                                            as Collateral Manager


                                       By:    /s/ Chester M. Eng
                                              --------------------------------
                                       Name:  Chester M. Eng
                                       Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       Centurion CDO VII, Ltd.
                                       By:  American Express Asset Management
                                            Group, Inc. as Collateral Manager


                                       By:    /s/ Vincent P. Pham
                                              --------------------------------
                                       Name:  Vincent P. Pham
                                       Title: Director - Operations

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       NORTHWOODS CAPITAL IV, LIMITED
                                       By:  ANGELO, GORDON & CO., L.P.,
                                       AS COLLATERAL MANAGER


                                       By:    /s/ John W. Fraser
                                              ------------------------------
                                       Name:  John W. Fraser
                                       Title: Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        ARES ENHANCED LOAN INVESTMENT STRATEGY,
                                        LTD.


                                        By:  Ares Enhanced Loan Management,
                                             L.P., Investment Manager

                                        By:  Ares Enhanced Loan GP, LLC
                                             Its General Partner


                                        By:  /s/ Jeff Moore
                                             -----------------------------
                                        Name:  Jeff Moore
                                        Title: Vice President


                                        Ares VIII CLO Ltd.

                                        By:  Ares CLO Management VIII, L.P.,
                                             Investment Manager

                                        By:  Ares CLO GP VIII, LLC
                                             Its General Partner


                                        By:     /s/ Jeff Moore
                                                -----------------------------
                                        Name:   Jeff Moore
                                        Title:  Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       AVENUE CLO FUND, LIMITED


                                       By:     /s/ Richard D'Addario
                                               ------------------------------
                                       Name:   Richard D'Addario
                                       Title:  Senior Portfolio Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      BABSON CLO LTD. 2004-I
                                      BABSON CLO LTD. 2004-II
                                      ELC (CAYMAN) LTD. 2000-I
                                      SEABOARD CLO 2000 LTD.
                                      SUFFIELD CLO, LIMITED
                                      TRYON CLO LTD. 2000-I
                                      By:  Babson Capital Management LLC as
                                      Collateral Manager


                                      By:    /s/ Marcus G. Sowell
                                             --------------------------------
                                      Name:  Marcus G. Sowell
                                      Title: Managing Director


                                      MAPLEWOOD (CAYMAN) LIMITED
                                      By:  Babson Capital Management LLC as
                                      Investment Manager


                                      By:     /s/ Marcus G. Sowell
                                              ------------------------------
                                      Name:   Marcus G. Sowell
                                      Title:  Managing Director


                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                      COMPANY

                                      By:  Babson Capital Management LLC as
                                      Investment Adviser


                                      By:    /s/ Marcus G. Sowell
                                             -------------------------------
                                      Name:  Marcus G. Sowell
                                      Title: Managing Director


                                      BILL & MELINDA GATES FOUNDATION
                                      By:  Babson Capital Management LLC as
                                      Investment Adviser


                                      By:    /s/ Marcus G. Sowell
                                             -------------------------------
                                      Name:  Marcus G. Sowell
                                      Title: Managing Director


                                      LOAN FUNDING VIII LLC
                                      By:  Babson Capital Management LLC as
                                      Investment Adviser


                                      By:    /s/ Marcus G. Sowell
                                             --------------------------------
                                      Name:  Marcus G. Sowell
                                      Title: Managing Director


                                      SIMSBURY CLO, LIMITED
                                      By:  Babson Capital Management LLC under
                                      delegated authority from Massachusetts
                                      Mutual Life Insurance Company as
                                      Collateral Adviser


                                      By:    /s/ Marcus G. Sowell
                                             --------------------------------
                                      Name:  Marcus G. Sowell
                                      Title: Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      BlackRock Global Floating Rate Income
                                      Trust
                                      Blackrock Senior Income Series
                                      Senior Loan Portfolio


                                      By:     /s/ Tom Colwell
                                              -------------------------------
                                      Name:   Tom Colwell
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       Bank of America, N.A.


                                       By:    /s/ Edward A. Hamilton
                                              -------------------------------
                                       Name:  Edward A. Hamilton
                                       Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Carlyle Loan Investment, Ltd.


                                      By:    /s/ Linda Pace
                                             --------------------------------
                                      Name:  Linda Pace
                                      Title: Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       Carlyle High Yield Partners II, Ltd.


                                       By:     /s/ Linda Pace
                                               -------------------------------
                                       Name:   Linda Pace
                                       Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Carlyle High Yield Partners VI, Ltd.


                                      By:    /s/ Linda Pace
                                             ---------------------------------
                                      Name:  Linda Pace
                                      Title: Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      ELT LTD.

                                      By:   /s/ Diana M. Himes
                                            -------------------------------
                                      Name:  Diana M. Himes
                                      Title: Assistant Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      CITIBANK N.A.


                                      By:    /s/ Janet Wallace-Himmler
                                             -------------------------------
                                      Name:  Janet Wallace-Himmler
                                      Title: Attorney-in-Fact

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Citigroup Investments Corporate Loan
                                      Fund Inc.
                                      By:  Travelers Asset Management
                                      International Company LLC


                                      By:    /s/ Melanie Hanlon
                                             ---------------------------------
                                      Name:  Melanie Hanlon
                                      Title: VP

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       Columbus Loan Funding, Ltd.
                                       By: Travelers Asset Management
                                       International Company LLC


                                       By:   /s/ Melanie Hanlon
                                             ---------------------------------
                                       Name:  Melanie Hanlon
                                       Title: VP

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      JUPITER LOAN FUNDING LLC


                                      By:    /s/ Diana M. Himes
                                             --------------------------------
                                      Name:  Diana M. Himes
                                      Title: Assistant Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       WINGED FOOT FUNDING TRUST


                                       By:     /s/ Diana M. Himes
                                               -------------------------------
                                       Name:   Diana M. Himes
                                       Title:  Authorized Agent

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Atrium II


                                      By:     /s/ Andy Marghar
                                              --------------------------------
                                      Name:   Andy Marghar
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      CSAM Funding IV


                                      By:   /s/ Andy Marghar
                                            ----------------------------------
                                      Name:  Andy Marghar
                                      Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      INVESTORS BANK & TRUST COMPANY AS
                                      SUB-CUSTODIAN AGENT OF CYPRESSTREE
                                      INTERNATIONAL LOAN HOLDING COMPANY LIMITED


                                      By:     /s/ Jeffrey Megar
                                              -------------------------------
                                      Name:   Jeffrey Megar
                                      Title:  Managing Director


                                      By:    /s/ Richard E. Omohundro
                                             --------------------------------
                                      Name:   Richard E. Omohundro
                                      Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      CYPRESS TREE CLAIF FUNDING LLC


                                      By:    /s/ Diana M. Hines
                                             ---------------------------------
                                      Name:  Diana M. Hines
                                      Title: Assistant Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      BRYN MAWR CLO, Ltd.
                                      By:  Deerfield Capital Management LLC as
                                      its Collateral Manager


                                      By:     /s/ Dale Burrow
                                              --------------------------------
                                      Name:   Dale Burrow
                                      Title:  Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      FOREST CREEK CLO, Ltd.
                                      By:  Deerfield Capital Management LLC
                                      as its Collateral Manager


                                      By:    /s/ Dale Burrow
                                             ---------------------------------
                                      Name:  Dale Burrow
                                      Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      ROSEMONT CLO, Ltd.
                                      By:  Deerfield Capital Management LLC
                                      as its Collateral Manager


                                      By:    /s/ Dale Burrow
                                             ---------------------------------
                                      Name:  Dale Burrow
                                      Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       SEQUILS-Cumberland I, Ltd.
                                       By:  Deerfield Capital Management LLC
                                       as its Collateral Manager


                                       By:    /s/ Dale Burrow
                                              --------------------------------
                                       Name:  Dale Burrow
                                       Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      EATON VANCE FLOATING-RATE INCOME TRUST
                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                      ADVISOR


                                      By:      /s/ Michael B. Botthof
                                               -----------------------------
                                      Name:    Michael B. Botthof
                                      Title:   Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                      ADVISOR


                                      By:     /s/ Michael B. Botthof
                                              -------------------------------
                                      Name:   Michael B. Botthof
                                      Title:  Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      EATON VANCE VT FLOATING-RATE INCOME FUND
                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                      ADVISOR


                                      By:    /s/ Michael B. Botthof
                                             ---------------------------------
                                      Name:  Michael B. Botthof
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      GRAYSON & CO
                                      BY: BOSTON MANAGEMENT AND RESEARCH
                                      AS INVESTMENT ADVISOR


                                      By:    /s/ Michael B. Botthof
                                             --------------------------------
                                      Name:  Michael B. Botthof
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      SENIOR DEBT PORTFOLIO
                                      BY: BOSTON MANAGEMENT AND RESEARCH
                                      AS INVESTMENT ADVISOR

                                      By:    /s/ Michael B. Botthof
                                             ---------------------------------
                                      Name:  Michael B. Botthof
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      TOLLI & CO
                                      BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                      By:    /s/ Michael B. Botthof
                                             --------------------------------
                                      Name:  Michael B. Botthof
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      ERSTE BANK


                                      By:    /s/ Paul Judicke
                                             --------------------------------
                                      Name:  Paul Judicke
                                      Title: Director


                                      By:    /s/ Bryan Lynch
                                             --------------------------------
                                      Name:  Bryan Lynch
                                      Title: First Vice President
s

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Fidelity Advisor Series II: Fidelity
                                      Advisor Floating Rate High Income Fund


                                      By:    /s/ John H. Costello
                                             ---------------------------------
                                      Name:  John H. Costello
                                      Title: Assistant Treasurer

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Aurum CLO 2002-1 Ltd.,
                                      By Columbia Management Advisors, Inc.
                                      as Investment Manager


                                      By:    /s/ Colleen Cunniffe
                                             --------------------------------
                                      Name:  Colleen Cunniffe
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Flagship CLO III
                                      By:  Flagship Capital Management, Inc.


                                      By:     /s/ Colleen Cunniffe
                                              -------------------------------
                                      Name:   Colleen Cunniffe
                                      Title:  Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      SRF 2000, INC.


                                      By:      /s/ Diana M. Himes
                                               ------------------------------
                                      Name:    Diana M. Himes
                                      Title:   Assistant Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                      RATE INCOME FUND II, as Lender
                                      By: Four Corners Capital Management LLC,
                                          As Collateral Manager


                                      By:    /s/ Adam Brown
                                             --------------------------------
                                      Name:  Adam Brown
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                      RATE INCOME FUND, as Lender
                                      By: Four Corners Capital Management LLC,
                                          As Collateral Manager


                                      By:    /s/ Adam Brown
                                             --------------------------------
                                      Name:  Adam Brown
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      FORTRESS PORTFOLIO TRUST, as Lender
                                      By: Four Corners Capital Management LLC,
                                          As Collateral Manager


                                      By:     /s/ Adam Brown
                                              -------------------------------
                                      Name:   Adam Brown
                                      Title:  Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Franklin CLO I, Limited


                                      By:    /s/ David Ardini
                                             --------------------------------
                                      Name:  David Ardini
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Franklin CLO III, Limited


                                      By:     /s/ David Ardini
                                              -------------------------------
                                      Name:   David Ardini
                                      Title:  Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Franklin Floating Rate Daily Access Fund


                                      By:    /s/ Madeline Lam
                                             --------------------------------
                                      Name:  Madeline Lam
                                      Title: Asst. Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Franklin Floating Rate Master Series


                                      By:     /s/ Madeline Lam
                                              --------------------------------
                                      Name:   Madeline Lam
                                      Title:  Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       GULF STREAM-COMPASS CLO 2004-1 LTD
                                       By:  Gulf Stream Asset Management LLC
                                       As Collateral Manager


                                       By:     /s/ Barry K. Love
                                               -------------------------------
                                       Name:   Barry K. Love
                                       Title:  Chief Credit Officer

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        LOAN FUNDING VII LLC
                                        By:  Highland Capital Management, L.P.
                                        as Collateral Manager


                                        By:    /s/ David Lancelot
                                               ------------------------------
                                        Name:  David Lancelot
                                        Title: Treasurer, Highland Capital
                                               Management, L.P.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Bushnell CBNA Loan Funding
                                      LLC, for itself or as agent
                                      for Bushnell CFPI Loan Funding LLC


                                      By:      /s/ Janet Haack
                                               -------------------------------
                                      Name:    Janet Haack
                                      Title:   As Attorney-in-Fact

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      IKB Capital Corporation


                                      By:    /s/ David Snyder
                                             --------------------------------
                                      Name:  David Snyder
                                      Title: President, IKB Capital Corporation

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      ING PRIME RATE TRUST
                                      By: ING Investment Management, Co.
                                          as its Investment Management


                                      By:    /s/ Michel Prince
                                             ---------------------------------
                                      Name:   Michel Prince, CFA
                                      Title:  Vice President


                                      ING SENIOR INCOME FUND
                                      By:  ING Investment Management, Co.
                                           as its Investment Management


                                      By:     /s/ Michel Prince
                                              -------------------------------
                                      Name:   Michel Prince, CFA
                                      Title:  Vice President


                                      SEQUILS-PILGRIM I, LTD.
                                      By:  ING Investments, LLC
                                           as its Investment Management


                                      By:    /s/ Michel Prince
                                             --------------------------------
                                      Name:  Michel Prince, CFA
                                      Title: Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      AIM FLOATING RATE FUND
                                      By:  INVESCO Senior Secured Management,
                                           Inc., as Sub-Adviser


                                      By:    /s/ Thomas H.R. Ewald
                                             --------------------------------
                                      Name:  Thomas H.R. Ewald
                                      Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      AVALON CAPITAL LTD.
                                      By: INVESCO Senior Secured Management,
                                          Inc. As Portfolio Advisor


                                      By:     /s/ Thomas H.R. Ewald
                                              -------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      AVALON CAPITAL LTD. 2
                                      By: INVESCO Senior Secured Management,
                                          Inc. As Portfolio Advisor


                                      By:    /s/ Thomas H.R. Ewald
                                             --------------------------------
                                      Name:  Thomas H.R. Ewald
                                      Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       CHAMPLAIN CLO, LTD.
                                       By:   INVESCO Senior Secured Management,
                                             Inc. As Collateral Manager

                                       By:    /s/ Thomas H.R. Ewald
                                              -------------------------------
                                       Name:  Thomas H.R. Ewald
                                       Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      CHARTER VIEW PORTFOLIO
                                      By:  INVESCO Senior Secured Management,
                                            Inc. As Investment Advisor


                                      By:     /s/ Thomas H.R. Ewald
                                              -------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      DIVERSIFIED CREDIT PORTFOLIO, LTD.
                                      By:  INVESCO Senior Secured Management,
                                           Inc. As Investment Advisor


                                      By:     /s/ Thomas H.R. Ewald
                                              -------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      INVESCO EUROPEAN CDO I.S.A.
                                      By:  INVESCO Senior Secured Management,
                                           Inc. As Collateral Manager


                                      By:     /s/ Thomas H.R. Ewald
                                              -------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      LOAN FUNDING IX LLC
                                      By:  INVESCO Senior Secured Management,
                                           Inc. As Portfolio Manager


                                      By:     /s/ Thomas H.R. Ewald
                                              --------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      PETRUSSE EUROPEAN CLO S.A.
                                      By:  INVESCO Senior Secured Management,
                                           Inc. As Collateral Manager


                                      By:     /s/ Thomas H.R. Ewald
                                              -------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      SAGAMORE CLO LTD.
                                      By:  INVESCO Senior Secured Management,
                                           Inc. As Collateral Manager

                                      By:  /s/ Thomas H.R. Ewald
                                           --------------------------------
                                      Name:  Thomas H.R. Ewald
                                      Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        SAGATOGA CLO I LIMITED
                                        By: INVESCO Senior Secured Management,
                                            Inc. As Asset Manager


                                        By:     /s/ Thomas H.R. Ewald
                                                -----------------------------
                                        Name:   Thomas H.R. Ewald
                                        Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      SEQUILS-LIBERTY, LTD.
                                      By:  INVESCO Senior Secured Management,
                                           Inc. As Collateral Manager


                                      By:     /s/ Thomas H.R. Ewald
                                              -------------------------------
                                      Name:   Thomas H.R. Ewald
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      KATONAH I, LTD.


                                      By:    /s/ Ralph Della Rocca
                                             --------------------------------
                                      Name:  Ralph Della Rocca
                                      Title: Katonah Capital, L.L.C. as Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      KATONAH III, LTD.


                                      By:    /s/ Ralph Della Rocca
                                             --------------------------------
                                      Name:  Ralph Della Rocca
                                      Title: Katonah Capital, L.L.C. as Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     Venture IV CDO, Limited


                                     By its investment advisor MJX Asset
                                     Management LLC


                                     By:     [ILLEGIBLE]
                                             -------------------------------
                                     Name:
                                     Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     MARINER SENIOR FLOATING RATE TRUST


                                     By:         [ILLEGIBLE]
                                                  ---------------------------
                                     Name:
                                     Title:


                                     Longhorn CDO III, Ltd.
                                     By: Merrill Lynch Investment Managers, L.P.
                                         as Collateral Manager

                                     By:    /s/ [ILLEGIBLE] Alex
                                            ---------------------------------
                                     Name:  [ILLEGIBLE] Alex
                                     Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       Clydesdale CLO 2004 Ltd.

                                       By:   Nomura Corporate Research and
                                             Asset Management Inc.
                                             as Investment Manager


                                       By:     /s/ Elizabeth MacLean
                                               ------------------------------
                                       Name:   Elizabeth MacLean
                                       Title:  Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       Nomura Bond and Loan Fund

                                       By:  UFJ Trust Bank Limited as Trustee
                                       By:  Nomura Corporate Research and Asset
                                            Management Inc.
                                            Attorney in Fact

                                       By:  /s/ Elizabeth MacLean
                                            ----------------------------------
                                       Name:   Elizabeth MacLean
                                       Title:  Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       Nuveen Floating Rate Income Fund, as
                                       a Lender
                                       By:    Symphony Asset Management LCC


                                       By:     /s/ Lenny Mason
                                               -------------------------------
                                       Name:   Lenny Mason
                                       Title:  Portfolio Manager


                                       Nuveen Senior Income Fund, as a Lender
                                       By:    Symphony Asset Management LCC


                                       By:     /s/ Lenny Mason
                                               -------------------------------
                                       Name:   Lenny Mason
                                       Title:  Portfolio Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        Mainstay Floating Rate Fund, a series
                                        of Eclipse Funds Inc.
                                        By: New York Life Investment Investment
                                            Management LLC

                                        By:  /s/ Robert H. Dial
                                             --------------------------------
                                        Name:  Robert H. Dial
                                        Title: Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Octagon Investment Partners VII, Ltd.
                                      By:  Octagon Credit Investors, LLC as
                                           collateral manager


                                      By:     /s/ Andrew D. Gordon
                                              --------------------------------
                                      Name:   Andrew D. Gordon
                                      Title:  Portfolio Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      Octagon Investment Partners V, Ltd.
                                      By:    Octagon Credit Investors, LLC as
                                             Portfolio Manager

                                      By:    /s/ Andrew D. Gordon
                                             ---------------------------------
                                      Name:  Andrew D. Gordon
                                      Title: Portfolio Manager

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      Loan Funding III LLC
                                      By: Pacific Investment Management Company
                                          LLC, as its Investment Advisor


                                      By:     /s/ Mohan V. Phansalkar
                                              --------------------------------
                                      Name:   Mohan V. Phansalkar
                                      Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      SEQUILS-MAGNUM, LTD.
                                      By: Pacific Investment Management Company
                                          LLC, as its Investment Advisor


                                      By:     /s/ Mohan V. Phansalkar
                                              --------------------------------
                                      Name:   Mohan V. Phansalkar
                                      Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       Southport CLO, Limited
                                       By:   Pacific Investment Management
                                             Company LLC, as itsInvestment
                                             Advisor


                                       By:     /s/ Mohan V. Phansalkar
                                               -------------------------------
                                       Name:   Mohan V. Phansalkar
                                       Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       Waveland - INGOTS, LTD.
                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By:     /s/ Mohan V. Phansalkar
                                               -------------------------------
                                       Name:   Mohan V. Phansalkar
                                       Title:  Managing Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       PPM MONARCH BAY FUNDING LLC


                                       By:    /s/ Diana M. Himes
                                              -------------------------------
                                       Name:  Diana M. Himes
                                       Title: Assistant Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      BOSTON HARBOR CLO 2004-I, LTD.


                                      By:     /s/ Beth Mazor
                                              -------------------------------
                                      Name:   Beth Mazor
                                      Title:  V.P.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      HUDSON STRAITS CLO 2004, LTD.
                                      By:   Royal Bank of Canada as Collateral
                                            Manager

                                      By:   /s/ Melissa Marano
                                            ---------------------------------
                                      Name:   Melissa Marano
                                      Title:  Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      State Street Bank and Trust Company as
                                      Trustee for GMAM Group Pension Trust I


                                      By:    /s/ Russell Ricciardi
                                             --------------------------------
                                       Name:  Russell Ricciardi
                                       Title: CSO

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      STANFIELD MODENA CLO, LTD.
                                      By:  Stanfield Capital Partners, LLC
                                           as its Asset Manager

                                      By:  /s/ Christopher E. Jansen
                                           ---------------------------------
                                      Name:  Christopher E. Jansen
                                      Title: Managing Partner

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        Windsor Loan Funding, Limited
                                        By:  Stanfield Capital Partners, LLC
                                             as its Investment Manager


                                        By:    /s/ Christopher E. Jansen
                                               ------------------------------
                                        Name:  Christopher E. Jansen
                                        Title: Managing Partner

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      STONE TOWER CLO II LTD.
                                      By:   Stone Tower Debt Advisors LLC, as
                                            its Collateral Manager

                                      By:   /s/ William J. Sheoris
                                            --------------------------------
                                      Name:  William J. Sheoris
                                      Title: Authorized Signatory

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      CELEBRITY CLO LIMITED
                                      By:      TCW Advisors, Inc., As Agent

                                      By:      /s/ Jonathan R. Insull
                                               ------------------------------
                                      Name:    Jonathan R. Insull
                                      Title:   Managing Director


                                      By:      /s/ G. Steven Kalin
                                               ------------------------------
                                      Name:    G. Steven Kalin
                                      Title:   Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      FIRST 2004-I CLO, LTD.
                                      By:      TCW Advisors, Inc., its
                                               Collateral Manager


                                      By:      /s/ Jonathan R. Insull
                                               --------------------------------
                                      Name:    Jonathan R. Insull
                                      Title:   Managing Director


                                      By:      /s/ G. Steven Kalin
                                               --------------------------------
                                      Name:    G. Steven Kalin
                                      Title:   Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                         FIRST 2004-II CLO, LTD.
                                         By:     TCW Advisors, Inc., its
                                                 Collateral Manager

                                         By:     /s/ Jonathan R. Insull
                                                 -----------------------------
                                         Name:   Jonathan R. Insull
                                         Title:  Managing Director


                                         By:     /s/ G. Steven Kalin
                                                 -----------------------------
                                         Name:   G. Steven Kalin
                                         Title:  Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        TCW SELECT LOAN FUND, LIMITED
                                        By:  TCW Advisors, Inc., its Collateral
                                             Manager

                                        By:  /s/ Jonathan R. Insull
                                             ----------------------------------
                                        Name:  Jonathan R. Insull
                                               --------------------------------
                                        Title: Managing Director


                                        By:    /s/ G. Steven Kalin
                                               -------------------------------
                                        Name:  G. Steven Kalin
                                        Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       VELOCITY CLO, LTD.
                                       By:   TCW Advisors, Inc., its Collateral
                                             Manager

                                       By:   /s/ Jonathan R. Insull
                                             ---------------------------------
                                       Name: Jonathan R. Insull
                                       Title: Managing Director

                                       By:   /s/ G. Steven Kalin
                                             ---------------------------------
                                       Name:  G. Steven Kalin
                                       Title: Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      VAN KAMPEN
                                      SENIOR INCOME TRUST
                                      By:  Van Kampen Investment Advisory Corp.

                                      By:     /s/ Brad Langs
                                             -------------------------------
                                      Name:   Brad Langs
                                      Title:  Executive Director

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      VAN KAMPEN
                                      SENIOR LOAN FUND
                                      By:  Van Kampen Investment Advisory Corp.


                                      By:     /s/ Brad Langs
                                              -------------------------------
                                      Name:   Brad Langs
                                      Title:  Executive Director

                                  Schedule A

                               [to be attached]

                                  Schedule B

                               [to be attached]

                                  Exhibit I-1


                           FORM OF VISX ACQUISITION
                               DATE CERTIFICATE

                                                         Date:  ________, 2005

To: Bank of America, N.A., as Administrative Agent and the Lenders

Ladies and Gentlemen:

         Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 25, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Advanced Medical Optics, Inc., a Delaware corporation (the "Borrower"), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent for such Lenders and as Foreign Currency Fronting Lender, Swing Line Lender and L/C Issuer.

         The Borrower hereby represents that: (i) the VISX Acquisition has been consummated on the date hereof in compliance in all material respects with applicable law; (ii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Person or any Governmental Authority that has not been obtained and is in full force and effect as of the date hereof is necessary or required in connection with the consummation of the VISX Acquisition; and (iii) the VISX Acquisition has been consummated on the date hereof in accordance in all material respects with the VISX Acquisition Documents.

         The Borrower hereby represents and warrants that each of the representations and warranties of the Borrower and each other Loan Party contained in Sections 6.08(a), 6.08(b), 6.08(c), 6.13, 6.17 and 6.25 are true and correct on and as of the date hereof after giving effect to the amended Schedules 6.08(a), 6.08(b), 6.08(c), 6.13, 6.17 and 6.25 attached hereto and the amendments contained in the First Amendment.

         The Borrower hereby represents that the portion of the purchase price for the VISX Acquisition paid in cash does not exceed $185 million.


                                             ADVANCED MEDICAL OPTICS, INC.

                                             By: _____________________________
                                             Name: ___________________________
                                             Title: __________________________